EXHIBIT 23.1

                          MANNING ELLIOTT CONSENT FORM


MANNING ELLIOT                            11th floor, 1050 West Pender Street,
                                          Vancouver, BC, Canada V6E 3S7

CHARTERED ACCOUNTANTS                     Phone: 604.714.3600  Fax: 604.714.3669
                                          Web:manningelliot.com


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Interests Of Named Experts And Counsel" and to the use of our report dated August 20, 2002, in Amendment No. 6 to the Registration Statement (Form SB-2) and related Prospectus of Netco Investments Inc. for the registration of shares of its common stock.


/s/ "Manning Elliott"


MANNING ELLIOTT

CHARTERED ACCOUNTANTS

Vancouver, Canada

March 9, 2004